United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2022 (June 21, 2022)
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

On June 21, 2022, Louisiana-Pacific Corporation (“LP”) and its wholly-owned subsidiary, Louisiana-Pacific Canada Ltd. (collectively, the “Company”) entered into an Asset Purchase Agreement (“Purchase Agreement”) with Pacific Woodtech Corporation, a Washington corporation, and Pacific Woodtech Canada Holdings Limited, a British Columbia limited company (collectively, “Purchaser”). Pursuant to the Purchase Agreement, and subject to the terms and conditions set forth therein, the parties agreed that the Company will sell to the Purchaser the assets related to its “Engineered Wood Products” business (the “EWP Business”) in exchange for the Purchaser’s payment to the Company of $210 million in cash, subject to certain purchase price adjustments, and the Purchaser’s assumption of certain liabilities of the EWP Business (collectively, the “Transaction”).

The parties to the Purchase Agreement have each made customary representations, warranties and covenants. The parties have agreed to cooperate with each other and use reasonable best efforts to make all filings and obtain all consents, approvals and authorizations of all governmental entities to the extent required by law in connection with the execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated thereby, subject to specified limitations.

Consummation of the Transaction is expected in the third quarter of 2022, and is subject to certain conditions, including receipt of required regulatory approvals, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the Competition Act (Canada), as amended, and other customary closing conditions and deliverables.

The Purchase Agreement may be terminated by either party under certain circumstances, including if the Transaction is not consummated on or before the six month anniversary of the execution of the Purchase Agreement (the “Termination Date”), provided that either party has the right to extend the Termination Date for a further three months if the only outstanding conditions to closing of the Transaction on the Termination Date are the regulatory approvals.

The Transaction also provides for the assignment to the Purchaser of certain forest licenses for timber in British Columbia, subject to the prior approval of the Minister of Forests for British Columbia.

Pursuant to the Purchase Agreement, the parties will enter into certain ancillary agreements at the closing of the Transaction, including agreements relating to transition services.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Purchase Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Purchase Agreement has been included to provide the Company’s stockholders with information regarding its terms. It is not intended to provide any other information about the Company or Purchaser or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties by each of the Company and Purchaser. These representations and warranties were made solely for the benefit of the parties to the Purchase Agreement and (i) may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts; (ii) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Purchase Agreement, which disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Purchase Agreement; (iii) may be subject to a contractual standard of materiality applicable to the parties that differs from what a stockholder may view as material; and (iv) may have been made only as of the date of the Purchase Agreement or as of another date or dates as may be specified in the Purchase Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, if at all. Accordingly, stockholders should not rely upon the representations and warranties contained in the Purchase Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Purchaser or their respective subsidiaries and affiliates.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain statements that are “forward-looking” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “will,” “expect,” “outlook,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” will,” “would,” “target,” or other similar words, phrases or expressions and variations or negatives of these words. For additional information about factors that could cause actual results to differ materially from those described in the forward-

looking statements, please refer to LP’s other filings with the Securities and Exchange Commission. Except as required by law, LP undertakes no obligation to update any such forward-looking statements to reflect new information, subsequent events or circumstances

Item 7.01. Regulation FD Disclosure.

On June 21, 2022, LP issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in any such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1
Asset Purchase Agreement, dated as of June 21, 2022, by and among Louisiana-Pacific Corporation, Louisiana-Pacific Canada LTD, Pacific Woodtech Corporation and Pacific Woodtech Canada Holdings Limited.*

99.1	Press release dated June 21, 2022.
104	Cover Page Interactive Data File (embedded within Inline XBRL document and contained in Exhibit 101)
*	Disclosure schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Asset Purchase Agreement as filed identifies such schedules and exhibits, including the general nature of their contents. Louisiana-Pacific Corporation will furnish a copy of any omitted attachment to the Securities and Exchange Commission on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ DEREK N. DOYLE
Derek N. Doyle
Vice President, Controller and Chief Accounting Officer
Date: June 22, 2022